EXHIBIT 99.1

                          $450,000,000 (APPROXIMATE)
                         MANUFACTURED HOUSING CONTRACT
                 SENIOR/SUBORDINATE PASS-THROUGH CERTIFICATES
                                 SERIES 1998-1

              INFORMATION REGARDING CERTAIN SUBSEQUENT CONTRACTS

          In connection with the above-captioned offering to be issued pursuant to a Pooling and Servicing Agreement dated as of January 1, 1998, the following sets forth statistical data and certain characteristics with respect to 100% of the Subsequent Contracts which have an aggregate principal balance of $131,698,601.98 as of the Cut-off Date (the "Contracts"). The following is provided in addition to the information regarding the Initial Contracts set forth in the Prospectus Supplement dated January 28, 1998. Capitalized terms defined herein but not otherwise defined shall have the meanings assigned to them in the Prospectus Supplement.

          The Contracts have an aggregate principal balance as of the Cut-off Date of $131,698,601.98. As of the Cut-off Date, a total of 70, or 3.85% by aggregate principal amount of the Contracts were Land-and-Home Contracts. Of the Contracts, a total of 159, or 5.20% by aggregate principal amount, are step-up rate Contracts. The contractual rate of interest (the "Contract Rate") of a step-up rate Contract steps up on a particular date from its initial Contract Rate. A total of 111 step-up rate Contracts, or 3.91% of the Contracts by aggregate principal amount, provide for two increases in the Contract Rate from the initial Contract Rate and the remaining step-up rate Contracts provide for a single increase in the Contract Rate. Of such step-up rate Contracts, all are still bearing interest at their initial Contract Rate (the period during which such Contracts bear interest at their initial Contract Rate being referred to herein as the "Low Rate Period"). During the Low Rate Period, the total amount and the principal portion of each Scheduled Payment is determined on a basis that would cause the Contract to be fully amortized over its term if the Contract were to bear interest during its entire term at its initial Contract Rate and were to have level payments over its entire term. The total amount and principal portion of each scheduled payment due after the end of the applicable Low Rate Period is determined on a basis that would cause the Contract (which would then be bearing interest at a stepped-up rate) to be fully amortized over its remaining term on a level-payment basis. Of the Contracts, the Low Rate Periods for those step-up rate Contracts providing for a single increase in the Contract Rate will end no earlier than December 1998 and no later than February 1999. The Contract Rates for such step-up rate Contracts will increase by either 2.26% or 2.51%.

Of the Contracts, the Low Rate Periods for those step-up rate Contracts providing for two increases in the Contract Rate will end in December 1998, and the period with the interim applicable Contract Rate will end in February 1999. The Contract Rates for such step-up rate Contracts will increase first by 1.25% and then by an additional .50%, .75%, 1.25% and 1.75%. The combined increases in scheduled payments for all step-up rate Contracts range from $11.21 to $166.93 per month. The statistical information concerning the Contracts which is set forth below, to the extent it relates to the Contract Rates of the step-up rate Contracts, takes into account only their Contract Rates as of the Cut-off Date.

     The Contracts were originated between February 1985 and January 1998. Of the Contracts, approximately 67% of the aggregate principal amount is attributable to loans to purchase Manufactured Homes which were new and approximately 33% is attributable to loans to purchase Manufactured Homes which were used at the time the related Contract was originated. All Contracts have a Contract Rate of at least 4.00%. The Contracts have remaining maturities, as of the Date, of at least 23 months but not more than 360 months and original maturities of at least 24 months but not more than 360 months, and a weighted average remaining term to scheduled maturity, as of the Cut-off Date, of 283.49 months. The average remaining principal balance per Contract as of the Cut-off Date was $32,129.45 and the outstanding principal balances of the Contracts as of the Cut-off Date ranged from 3,995.00 to 152,054.41. The Obligors on the Contracts are located in 46 states. The Obligors on approximately 10.15% of the Contracts by remaining principal balance are located in Texas, 7.76% in Alabama, 7.68% in Florida, 7.55% in Georgia, and 6.60% in North Carolina. No other state represented more than 5% of the Contracts.

     Set forth below is a description of certain additional characteristics of the Contracts.

                  GEOGRAPHICAL DISTRIBUTION CONTRACT OBLIGORS

                                                                AGGREGATE    % OF CONTRACT
                                                                PRINCIPAL       POOL BY
                                             % OF CONTRACT       BALANCE      OUTSTANDING
                              NUMBER OF    POOL BY NUMBER OF   OUTSTANDING     PRINCIPAL
                           CONTRACTS AS OF  CONTRACTS AS OF    AS OF CUT-    BALANCE AS OF
                            CUT-OFF DATE     CUT-OFF DATE       OFF DATE     CUT-OFF DATE
                           --------------- ----------------- --------------- -------------
Alabama.................          329             8.03         10,234,901.38      7.76
Alaska..................            1              .02             33,187.21       .03
Arizona.................          121             2.95          3,983,376.65      3.02
Arkansas................          119             2.90          3,409,573.45      2.59
California..............           98             2.39          3,236,372.88      2.46
Colorado................           79             1.93          2,989,622.98      2.27
Connecticut.............            2              .05             21,479.00       .02
Delaware................           12              .29            378,572.56       .29
Florida.................          291             7.10         10,117,608.54      7.68
Georgia.................          280             6.83          9,941,017.37      7.55
Idaho...................           21              .51            732,789.45       .56
Illinois................           54             1.32          1,595,258.86      1.21
Indiana.................           71             1.73          1,667,708.16      1.27
Iowa....................           70             1.71          1,929,239.83      1.46
Kansas..................           70             1.71          2,346,843.64      1.78
Kentucky................           94             2.29          2,489,985.03      1.89
Louisiana...............          108             2.63          2,849,661.19      2.16
Maine ..................           17              .41            678,252.75       .52
Maryland................           15              .37            486,741.59       .37
Michigan................          179             4.37          5,688,265.12      4.32
Minnesota...............           73             1.78          2,144,564.00      1.63
Mississippi.............          107             2.61          3,285,224.53      2.49
Missouri................          113             2.76          2,975,142.38      2.26
Montana.................           38              .93          1,355,244.74      1.03
Nebraska................           15              .37            437,653.86       .33
Nevada..................           42             1.02          1,795,949.45      1.36
New Hampshire...........           22              .54            639,712.07       .49
New Mexico..............          111             2.71          4,160,464.34      3.16
New York................           38              .93          1,102,143.13       .84
North Carolina..........          254             6.20          8,687,778.27      6.60
North Dakota............           15              .37            411,339.54       .31
Ohio....................           83             2.02          2,405,338.73      1.83
Oklahoma................          125             3.05          3,993,195.51      3.03
Oregon..................           24              .59            991,419.36       .75
Pennsylvania............           34              .83            942,197.79       .72
South Carolina..........          184             4.49          6,076,581.23      4.61
South Dakota............           41             1.00          1,093,589.31       .83
Tennessee...............           94             2.29          2,588,245.47      1.97
Texas...................          385             9.39         13,375,119.72     10.15
Utah....................           13              .32            489,342.31       .37
Vermont.................            5              .12            104,773.22       .08
Virginia................           67             1.63          1,715,710.36      1.30
Washington..............           53             1.29          2,329,251.78      1.77
West Virginia...........           43             1.05          1,034,370.87       .79
Wisconsin...............           51             1.24          1,335,760.77      1.01
Wyoming.................           38              .93          1,418,031.60      1.08
                               ------           ------       ---------------    ------
**Totals................        4,099           100.00%      $131,698,601.98    100.00%
                               ======           ======       ===============    ======

                       YEARS OF ORIGINATION OF CONTRACTS

                                                                                               % OF CONTRACT POOL BY
                                                          AGGREGATE PRINCIPAL                  OUTSTANDING PRINCIPAL
                         NUMBER OF CONTRACTS              BALANCE OUTSTANDING                      BALANCE AS OF
YEAR OF ORIGINATION(1)   AS OF CUT-OFF DATE               AS OF CUT-OFF DATE                       CUT OFF DATE
----------------------   -------------------              -------------------                  ---------------------
1985....................            5                     $     52,496.62                               .04%
1986....................            1                            7,033.92                               .01
1987....................            2                           43,191.17                               .03
1988....................            4                           55,341.36                               .04
1989....................            3                           76,979.31                               .06
1990....................            5                           70,883.62                               .05
1991....................            3                           39,251.91                               .03
1992....................           12                          299,270.91                               .23
1993....................           12                          354,531.11                               .27
1994....................           41                        1,121,355.11                               .85
1995....................           37                          961,384.72                               .73
1996....................           55                        1,920,052.70                              1.46
1997....................          261                        9,085,564.25                              6.90
1998....................        3,658                      117,611,265.27                             89.30
                               ------                     ---------------                           -------
   Total................        4,099                     $131,698,601.98                            100.00%
                               ======                     ===============                           =======

--------
(1) The Contracts shown in the above table with earlier years of origination primarily represent Contracts originated by the Company and subsequently refinanced through the Company. The Company retains the first origination dates on its records with respect to such refinanced Contracts.

               DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                                                                                                           % OF CONTRACT POOL BY
                                                                        AGGREGATE                          OUTSTANDING PRINCIPAL
    ORIGINAL CONTRACT           NUMBER OF CONTRACTS                 BALANCE OUTSTANDING                        BALANCE AS OF
 AMOUNT (IN DOLLARS)(1)U        AS OF CUT-OFF DATE                   AS OF CUT-OFF DATE                         CUT-OFF DATE
------------------------        -------------------                 --------------------                    ---------------------
    Less than $10,000.......            190                           $ 1,456,222.75                                 1.11%
    Between $10,000 and
     $19,999................            754                            11,621,174.78                                 8.82
    Between $20,000 and
     $29,999................          1,136                            28,546,995.99                                21.68
    Between $30,000 and
     $39,999................            933                            32,204,056.06                                24.45
    Between $40,000 and
     $49,999................            545                            24,382,928.01                                18.51
    Between $50,000 and
     $59,999................            303                            16,453,487.25                                12.49
    Between $60,000 and
     $69,999................            142                             9,126,609.17                                 6.93
    Between $70,000 and
     $79,999................             56                             4,162,296.41                                 3.16
    Between $80,000 and
     $89,999................             23                             1,938,218.65                                 1.47
    Between $90,000 and
     $99,999................              7                               655,622.27                                  .50
    Between $100,000 and
     $109,999...............              3                               304,982.85                                  .23
    Between $110,000 and
     $119,999...............              6                               693,953.30                                  .53
    Between $120,000 and
     $129,999...............              0                                      .00                                  .00
    Between $130,000 and
     $139,999...............              0                                      .00                                  .00
    Between $140,000 and
     $149,999...............              0                                      .00                                  .00
    Between $150,000 and
     $159,999...............              1                               152,054.41                                  .12

                                     ------                          ---------------                               ------
       Total................          4,099                          $131,698,601.98                               100.00%
                                     ======                          ===============                              =======

--------
(1) The largest original Contract amount is $152,054.41, which represents .07% of the aggregate principal balance of the Subsequent Contracts as of the Cut-off Date.

          DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                                AGGREGATE PRINCIPAL               % OF CONTRACT POOL BY
                                NUMBER OF CONTRACTS             BALANCE OUTSTANDING               OUTSTANDING PRINCIPAL
LOAN-TO-VALUE RATIO (1)         AS OF CUT-OFF DATE              AS OF CUT-OFF DATE              BALANCE AS OF CUT-OFF DATE
------------------------        -------------------             -------------------             --------------------------
Less than 61%................         126                       $  2,610,248.50                         1.98
   61% to 65%................          38                            988,145.14                          .75
   66% to 70%................          63                          1,671,792.93                         1.27
   61% to 75%................          97                          2,710,078.33                         2.06
   61% to 80%................         323                          9,886,248.68                         7.51
   61% to 85%................         463                         14,756,029.21                        11.20
   86% to 90%................       1,341                         45,580,327.76                        34.61
   91% to 95%................       1,356                         43,403,578.48                        32.96
     Over 95%................         292                         10,092,152.95                         7.66
                                  -------                       ---------------                       ------
   Total.....................       4,099                       $131,698,601.98                       100.00%
                                  =======                       ===============                       ======

--------
(1) Rounded to the nearest 1%. The method of calculating loan-to-value ratios is described in the Prospectus.

                                CONTRACT RATES

                                                                AGGREGATE PRINCIPAL                     % OF CONTRACT POOL BY
 RANGE OF CONTRACTS BY          NUMBER OF CONTRACTS             BALANCE OUTSTANDING                     OUTSTANDING PRINCIPAL
     CONTRACT RATE              AS OF CUT-OFF DATE              AS OF CUT-OFF DATE                    BALANCE AS OF CUT-OFF DATE
 ---------------------          -------------------             -------------------                   --------------------------
Less   than   5.00001%.......              1                    $     48,138.84                                  .04%
 5.00001% to  6.00000%.......              9                         464,471.80                                  .35
 6.00001% to  7.00000%.......             42                       2,717,846.71                                 2.06
 7.00001% to  8.00000%.......            380                      19,121,117.44                                14.52
 8.00001% to  9.00000%.......            463                      18,355,185.67                                13.94
 9.00001% to 10.00000%.......            816                      29,886,363.82                                22.69
10.00001% to 11.00000%.......            757                      23,967,636.08                                18.20
11.00001% to 12.00000%.......            869                      22,482,491.39                                17.07
12.00001% to 13.00000%.......            458                       9,906,425.27                                 7.52
13.00001% to 14.00000%.......            231                       3,986,400.19                                 3.03
14.00001% to 15.00000%.......              4                          75,877.21                                  .06
15.00001% to 16.00000%.......             62                         617,361.54                                  .47
16.00001% to 17.00000%.......              7                          69,286.02                                  .05
Over 17.00000%                             0                                .00                                  .00
                                      ------                    ---------------                               ------
   Total................               4,099                    $131,698,601.98                               100.00%
                                      ======                    ===============                               ======

                   REMAINING MONTHS TO MATURITY OF CONTRACTS

                                                                AGGREGATE PRINCIPAL                   % OF CONTRACT POOL BY
    MONTHS REMAINING            NUMBER OF CONTRACTS             BALANCE OUTSTANDING                   OUTSTANDING PRINCIPAL
   AS OF CUT-OFF DATE           AS OF CUT-OFF DATE              AS OF CUT-OFF DATE                  BALANCE AS OF CUT-OFF DATE
   ------------------           -------------------             -------------------                 --------------------------
Less than 31.................             3                     $     14,933.50                                 .01
   31 to  45.................            11                           71,597.52                                 .05
   46 to  60.................           127                        1,174,227.35                                 .89
   61 to  75.................            23                          224,065.82                                 .17
   76 to  90.................            19                          263,394.44                                 .20
   91 to 105.................            35                          510,921.60                                 .39
  106 to 120.................           365                        6,109,455.44                                4.64
  121 to 135.................            16                          373,433.28                                 .28
  136 to 150.................           131                        2,664,813.29                                2.02
  151 to 165.................            40                        1,029,597.57                                 .78
  166 to 180.................           662                       15,241,528.76                               11.57
  181 to 195.................            12                          367,803.32                                 .28
  196 to 210.................            50                        1,587,479.30                                1.21
  211 to 225.................            37                        1,200,425.67                                 .91
  226 to 240.................           785                       24,219,445.22                               18.40
  241 to 255.................             2                           73,796.84                                 .06
  256 to 270.................            11                          451,272.44                                 .34
  271 to 285.................            13                          519,607.93                                 .39
  286 to 300.................           363                       12,171,970.71                                9.24
  301 to 315.................             0                                 .00                                 .00
  316 to 330.................             6                          266,358.76                                 .20
  331 to 345.................            27                        1,277,417.19                                 .97
  346 to 360.................         1,361                       61,885,056.03                               47.00
                                     ------                     ---------------                              ------
   Total.....................         4,099                     $131,698,601.98                              100.00%
                                     ======                     ===============                              ======